EXHIBIT 99-B.4.5

                    Aetna Life Insurance and Annuity Company

                                   ENDORSEMENT

The Contract and Certificate, if applicable, are endorsed in order to meet the qualification requirements of Section 403(b) of the Internal Revenue Code ("Code") and, if applicable, the Employee Retirement Income Security Act (ERISA). The following provisions apply and, in the case of a conflict with any provision in the Contract, this endorsement controls.

Nontransferable. The Contract is nontransferable in accordance with Code Section 401(g). The Contract or any Account may not be sold, assigned, transferred or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, except pursuant to a qualified domestic relations order as described in Code Section 414(p).

Holder. If this Endorsement is issued with an Individual Contract then "Holder" will mean "Contract Holder". If this Endorsement is issued with a Group Contract then "Holder" will mean "Certificate Holder". The Holder must be the Participant under a Code Section 403(b) Tax Deferred Annuity program.

Participant. The Participant is the participant under the Code Section 403(b) Tax Deferred Annuity program on whose behalf the Account is maintained.

Annuitant. The Annuitant is the Participant.

Beneficiary. The Participant shall name a Beneficiary. If the 403(b) program is subject to ERISA and the Participant is married, the spouse must be named as Beneficiary of 50% of the Account Value. However, if the Participant has attained age 35, an alternate Beneficiary may be named for this portion of the Account provided the Holder furnishes to Aetna a waiver and spousal consent satisfying the requirements of ERISA Section 205. Any Beneficiary may be named for the balance of the Account without the consent of the spouse.

Contributions. The Contract will only accept amounts rolled over or transferred from (1) another contract qualified under Code Section 403(b), or (2) from an Individual Retirement Account or Annuity qualified under Code Sections 408(a) or 408(b) that contains only amounts previously rolled over from a 403(b) Tax Deferred Annuity.

Withdrawal Restrictions. In accordance with Code Section 403(b)(11), withdrawals attributable to Purchase Payments made pursuant to a salary reduction agreement may be made only after the Participant attains age 59 1/2, separates from service, dies, becomes totally and permanently disabled (as defined in Code
Section 72(m)(7)) or in the case of hardship (as defined in Treasury Regulations). In the case of hardship, only Purchase Payments, and not the earnings, may be withdrawn. These restrictions do not apply to amounts held in a 403(b) Tax Deferred Annuity program as of December 31, 1988. The Contract will not accept transfers from a Code Section 403(b)(7) custodial account.

Distributions. All distributions from the Account must satisfy the minimum distribution rules set forth in Code Section 401(a)(9). Any periodic payments will be paid only to the Holder.

Required Beginning Date. Distributions must generally begin no later than April 1 following the year the Participant attains age 70 1/2 or retires, if later. The entire value of the Account must be distributed, or distribution must be made over the life of the Participant, the joint lives of the Participant and Beneficiary or over a period that does not extend beyond the life expectancy of the Participant or the joint life expectancies of the Participant and Beneficiary.

If Aetna maintains separate records of the value as of December 31, 1986, this value is not required to be taken before December 31 of the year the Participant attains age 75, or retires if later. If the Certificate Holder takes any distribution other than the minimum distribution required under Code Section 401(a)(9), Aetna will reduce the December 31, 1986 value by the excess amount taken.


EM-TDA-99(PB)

Payment of Death Benefit. Section IV - Options Available to Beneficiary is deleted in its entirety. If the Participant has specified a form of payment to the Beneficiary, the death benefit will be paid as elected by the Participant in the Beneficiary designation, to the extent permitted by Code Section 401(a)(9). If the Participant has not specified a form of payment, the Beneficiary must elect payment of the death benefit amount, determined under Section IV - Death Benefit Options and Section III Market Value Adjustment, in accordance with the minimum distribution requirements of Code Section 401(a)(9). The Beneficiary may elect a lump sum payment, or periodic payments under a Systematic Distribution Option or any of the Annuity Payout Options provided the election satisfies the Code minimum distribution rules. The Beneficiary may make any investment choices permitted under the Contract while the Contract remains in the Accumulation Period.

Death Before Distributions Begin. If the Participant dies before distributions begin in accordance with the provisions of Code Section 401(a)(9), the entire value of the Account must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of the Participant's death. Alternatively, if the Participant has a designated Beneficiary, payments may be made over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary provided distribution to a non-spouse Beneficiary begins by December 31 of the calendar year following the calendar year of the Participant's death.

For a spousal Beneficiary, such payments must begin by the later of December 31 of the calendar year following the calendar year of the Participant's death or December 31 of the calendar year in which the Participant would have attained age 70 1/2.

Death After Distributions Begin. If the Participant dies after distributions begin in accordance with the provisions of Code Section 401(a)(9), payments to the Beneficiary must be made at least as rapidly as the method of distribution in effect at the time of the Participant's death. If the minimum distribution requirements have been met by partial withdrawals based on the Participant's life expectancy or the joint life expectancies of the Participant and Beneficiary, death benefit payments to the Beneficiary must also satisfy any additional requirements of Code Section 401(a)(9).

Spousal Consent. If the Account is subject to ERISA and the Participant does not die before payments begin, distribution to a married Participant must be in the form of a "Qualified Joint and Survivor Annuity" unless the Holder furnishes to Aetna a waiver and spousal consent satisfying the requirements of ERISA Section
205. A "Qualified Joint and Survivor Annuity" is an Annuity Payout Option payable for the joint lives of the Participant and spouse with at least 50% of the payment to continue to the surviving spouse after the Participant's death.

If the Account is subject to ERISA, the Annuitant dies before the payments begin and the Beneficiary is not the current spouse, Aetna will pay 50% of the death benefit to the current spouse in the form of a "Qualified Preretirement Survivor Annuity" unless (1) a waiver and spousal consent, satisfying the requirements of ERISA Section 205, is furnished to Aetna, or (2) a prior spouse is entitled to all or a portion of the death benefit under a qualified domestic relations order as described in Code Section 414(p). A "Qualified Preretirement Survivor Annuity" is an annuity payable for the life of the surviving spouse which can be purchased by 50% of the Account's Adjusted Current Value.

Annuity Purchase Rates. The gender-based annuity purchase rates following
Section V do not apply. The tables provided in Addendum B should be used with this endorsement.

Endorsed and made a part of the Contract and the Certificate, if applicable, as of the Account Effective Date or when the endorsement is approved, whichever is later.

                                /s/ Thomas J. McInerney
                                President
                                Aetna Life Insurance and Annuity Company

                    OPTION 1: Payments for a Specified Period

--------------------------------------------------------------------------------
                         Monthly Amount for Each $1,000*
      Rates for a Fixed Annuity Payment with a 3% Guaranteed Interest Rate
--------------------------------------------------------------------------------
       Years            Payment             Years                Payment
--------------------------------------------------------------------------------
         10              $9.61                21                  $5.32
         11               8.86                22                   5.15
         12               8.24                23                   4.99
         13               7.71                24                   4.84
         14               7.26                25                   4.71
         15               6.87                26                   4.59
         16               6.53                27                   4.47
         17               6.23                28                   4.37
         18               5.96                29                   4.27
         19               5.73                30                   4.18
         20               5.51
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      First Monthly Amount for Each $1,000*
     Rates for a Variable Annuity Payment with a 3.5% Assumed Interest Rate
--------------------------------------------------------------------------------
       Years            Payment             Years                Payment
--------------------------------------------------------------------------------
         10              $9.83                21                  $5.56
         11               9.09                22                   5.39
         12               8.46                23                   5.24
         13               7.94                24                   5.09
         14               7.49                25                   4.96
         15               7.10                26                   4.84
         16               6.76                27                   4.73
         17               6.47                28                   4.63
         18               6.20                29                   4.53
         19               5.97                30                   4.45
         20               5.75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      First Monthly Amount for Each $1,000*
      Rates for a Variable Annuity Payment with a 5% Assumed Interest Rate
--------------------------------------------------------------------------------
       Years            Payment             Years                Payment
--------------------------------------------------------------------------------
         10              10.51                21                   6.33
         11               9.77                22                   6.17
         12               9.16                23                   6.02
         13               8.64                24                   5.88
         14               8.20                25                   5.76
         15               7.82                26                   5.65
         16               7.49                27                   5.54
         17               7.20                28                   5.45
         18               6.94                29                   5.36
         19               6.71                30                   5.28
         20               6.51
--------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

            Option 2: Life Income Based on the Life of One Annuitant

------------------------------------------------------------------------------------------------------------------------------------
                                               Monthly Payment Amount for Each $1,000*
                                 Rates for a Fixed Annuity Payment with 3% Guaranteed Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
                                         Option 2(b):       Option 2(b):       Option 2(b):        Option 2(b):
     Adjusted         Option 2(a):         payments           payments           payments            payments
      Age of          payments for        guaranteed         guaranteed         guaranteed          guaranteed        Option 2(c):
    Annuitant             life              5 years           10 years           15 years            20 years          Cash Refund
------------------------------------------------------------------------------------------------------------------------------------

        50               $4.05              $4.05              $4.03              $3.99               $3.93              $3.89
        51                4.12               4.11               4.09               4.05                3.99               3.94
        52                4.19               4.19               4.16               4.11                4.04               4.00
        53                4.27               4.26               4.23               4.18                4.10               4.06
        54                4.35               4.34               4.31               4.25                4.16               4.12

        55                4.44               4.42               4.39               4.32                4.22               4.19
        56                4.53               4.51               4.47               4.40                4.29               4.26
        57                4.62               4.61               4.56               4.48                4.35               4.33
        58                4.72               4.71               4.65               4.56                4.42               4.41
        59                4.83               4.81               4.75               4.64                4.49               4.49

        60                4.95               4.93               4.86               4.73                4.55               4.57
        61                5.07               5.05               4.97               4.83                4.62               4.66
        62                5.20               5.17               5.08               4.92                4.69               4.76
        63                5.34               5.31               5.20               5.02                4.76               4.85
        64                5.49               5.45               5.33               5.12                4.83               4.96

        65                5.65               5.61               5.47               5.22                4.89               5.06
        66                5.82               5.77               5.61               5.33                4.96               5.18
        67                6.01               5.94               5.75               5.44                5.02               5.30
        68                6.20               6.13               5.91               5.54                5.08               5.42
        69                6.41               6.33               6.07               5.65                5.14               5.56

        70                6.64               6.54               6.23               5.76                5.19               5.70
        71                6.88               6.76               6.41               5.86                5.24               5.84
        72                7.14               7.00               6.59               5.97                5.28               6.00
        73                7.43               7.26               6.77               6.06                5.32               6.16
        74                7.73               7.53               6.96               6.16                5.35               6.33

        75                8.06               7.82               7.14               6.25                5.38               6.51
------------------------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

            Option 2: Life Income Based on the Life of One Annuitant

-------------------------------------------------------------------------------------------------------------------
                                    First Monthly Payment Amount for Each $1,000*
                        Rates for a Variable Annuity Payment with 3.5% Assumed Interest Rate
-------------------------------------------------------------------------------------------------------------------
                                         Option 2(b):       Option 2(b):        Option 2(b):       Option 2(b):
    Adjusted          Option 2(a):         payments           payments            payments           payments
     Age of           payments for        guaranteed         guaranteed          guaranteed         guaranteed
    Annuitant             life              5 years           10 years            15 years           20 years
-------------------------------------------------------------------------------------------------------------------

       50                $4.34              $4.34              $4.31               $4.27              $4.22
       51                 4.41               4.40               4.38                4.33               4.27
       52                 4.48               4.47               4.45                4.40               4.32
       53                 4.56               4.55               4.52                4.46               4.38
       54                 4.64               4.63               4.59                4.53               4.44

       55                 4.72               4.71               4.67                4.60               4.50
       56                 4.81               4.80               4.75                4.67               4.56
       57                 4.91               4.89               4.84                4.75               4.62
       58                 5.01               4.99               4.93                4.83               4.69
       59                 5.12               5.10               5.03                4.92               4.75

       60                 5.23               5.21               5.13                5.00               4.82
       61                 5.36               5.33               5.24                5.09               4.88
       62                 5.49               5.45               5.35                5.19               4.95
       63                 5.63               5.59               5.47                5.28               5.02
       64                 5.78               5.73               5.60                5.38               5.08

       65                 5.94               5.89               5.73                5.48               5.15
       66                 6.11               6.05               5.87                5.58               5.21
       67                 6.29               6.22               6.02                5.69               5.27
       68                 6.49               6.41               6.17                5.79               5.33
       69                 6.70               6.60               6.33                5.90               5.38

       70                 6.92               6.81               6.49                6.00               5.43
       71                 7.17               7.04               6.66                6.10               5.48
       72                 7.43               7.27               6.84                6.20               5.52
       73                 7.71               7.53               7.02                6.30               5.55
       74                 8.02               7.80               7.20                6.39               5.59

       75                 8.35               8.08               7.38                6.48               5.62
-------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

            Option 2: Life Income Based on the Life of One Annuitant

-------------------------------------------------------------------------------------------------------------------
                                    First Monthly Payment Amount for Each $1,000*
                         Rates for a Variable Annuity Payment with 5% Assumed Interest Rate
-------------------------------------------------------------------------------------------------------------------
                                         Option 2(b):       Option 2(b):        Option 2(b):       Option 2(b):
    Adjusted          Option 2(a):         payments           payments            payments           payments
     Age of           payments for        guaranteed         guaranteed          guaranteed         guaranteed
    Annuitant             life              5 years           10 years            15 years           20 years
-------------------------------------------------------------------------------------------------------------------

       50                $5.26              $5.25              $5.22               $5.17              $5.11
       51                 5.33               5.32               5.28                5.23               5.15
       52                 5.40               5.38               5.34                5.29               5.20
       53                 5.47               5.45               5.41                5.35               5.26
       54                 5.54               5.53               5.48                5.41               5.31

       55                 5.63               5.61               5.56                5.47               5.36
       56                 5.71               5.69               5.63                5.54               5.42
       57                 5.80               5.78               5.72                5.61               5.47
       58                 5.90               5.88               5.81                5.69               5.53
       59                 6.01               5.98               5.90                5.77               5.59

       60                 6.12               6.09               6.00                5.85               5.65
       61                 6.24               6.21               6.10                5.93               5.71
       62                 6.37               6.33               6.21                6.02               5.77
       63                 6.51               6.46               6.33                6.11               5.83
       64                 6.66               6.60               6.45                6.20               5.89

       65                 6.82               6.75               6.57                6.30               5.95
       66                 6.99               6.91               6.71                6.39               6.01
       67                 7.17               7.08               6.85                6.49               6.06
       68                 7.36               7.27               6.99                6.59               6.12
       69                 7.57               7.46               7.15                6.69               6.17

       70                 7.80               7.67               7.30                6.78               6.21
       71                 8.05               7.89               7.47                6.88               6.25
       72                 8.31               8.13               7.64                6.97               6.29
       73                 8.59               8.38               7.81                7.06               6.33
       74                 8.90               8.64               7.99                7.15               6.36

       75                 9.23               8.93               8.16                7.23               6.38
-------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

           Option 3: Life Income Based on the Lives of Two Annuitants

------------------------------------------------------------------------------------------------------------------------------------
                                            First Monthly Payment Amount for Each $1,000*
                                Rates for a Fixed Annuity Payment with 3.0% Guaranteed Interest Rate
------------------------------------------------------------------------------------------------------------------------------------
      Adjusted Ages
---------------------------
                                                                                   payments
                 Second-                                                          guaranteed
  Primary         ary                                                              10 years
 Annuitant      Annuitant      Option 3(a)      Option 3(b)       Option 3(c)      Option 3(d)       Option 3(e)      Option 3(f)
------------------------------------------------------------------------------------------------------------------------------------

     55            50           $3.69             $4.05            $4.27             $3.69            $4.03             $3.67
     55            55            3.88              4.26             4.47              3.87             4.14              3.85
     55            60            3.99              4.44             4.71              3.98             4.20              3.94

     60            55            3.99              4.44             4.71              3.98             4.42              3.94
     60            60            4.24              4.71             4.99              4.23             4.57              4.17
     60            65            4.38              4.97             5.32              4.38             4.65              4.29

     65            60            4.38              4.97             5.32              4.38             4.93              4.29
     65            65            4.72              5.33             5.70              4.71             5.14              4.59
     65            70            4.93              5.68             6.15              4.91             5.27              4.74

     70            65            4.93              5.68             6.15              4.91             5.66              4.74
     70            70            5.40              6.21             6.70              5.36             5.96              5.13
     70            75            5.69              6.68             7.32              5.62             6.13              5.29

     75            70            5.69              6.68             7.32              5.62             6.67              5.29
     75            75            6.37              7.45             8.15              6.23             7.12              5.78
     75            80            6.78              8.11             8.99              6.54             7.36              5.93
------------------------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

           Option 3: Life Income Based on the Lives of Two Annuitants

-------------------------------------------------------------------------------------------------------------------------
                                       First Monthly Payment Amount for Each $1,000*
                           Rates for a Variable Annuity Payment with 3.5% Assumed Interest Rate
-------------------------------------------------------------------------------------------------------------------------
          Adjusted Ages
----------------------------------
                                                                                           payments
                                                                                        guaranteed 10
    Primary         Secondary                                                               years
   Annuitant        Annuitant        Option 3(a)      Option 3(b)       Option 3(c)      Option 3(d)       Option 3(e)
-------------------------------------------------------------------------------------------------------------------------

      55                50             $3.97             $4.35            $4.56             $3.97            $4.31
      55                55              4.16              4.54             4.76              4.15             4.42
      55                60              4.27              4.73             5.00              4.26             4.48

      60                55              4.27              4.73             5.00              4.26             4.70
      60                60              4.51              4.99             5.27              4.50             4.84
      60                65              4.66              5.25             5.61              4.65             4.93

      65                60              4.66              5.25             5.61              4.65             5.22
      65                65              4.99              5.61             5.99              4.98             5.42
      65                70              5.19              5.97             6.44              5.17             5.54

      70                65              5.19              5.97             6.44              5.17             5.93
      70                70              5.67              6.49             6.99              5.62             6.23
      70                75              5.95              6.96             7.61              5.87             6.40

      75                70              5.95              6.96             7.61              5.87             6.95
      75                75              6.64              7.73             8.43              6.48             7.40
      75                80              7.04              8.39             9.29              6.79             7.64
-------------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

           Option 3: Life Income Based on the Lives of Two Annuitants

-------------------------------------------------------------------------------------------------------------------------
                                       First Monthly Payment Amount for Each $1,000*
                            Rates for a Variable Annuity Payment with 5% Assumed Interest Rate
-------------------------------------------------------------------------------------------------------------------------
          Adjusted Ages
----------------------------------
                                                                                           payments
                                                                                        guaranteed 10
    Primary         Secondary                                                               years
   Annuitant        Annuitant        Option 3(a)      Option 3(b)       Option 3(c)      Option 3(d)       Option 3(e)
-------------------------------------------------------------------------------------------------------------------------

      55                50             $4.88             $5.26            $5.48             $4.88            $5.23
      55                55              5.04              5.44             5.66              5.04             5.32
      55                60              5.15              5.63             5.91              5.14             5.38

      60                55              5.15              5.63             5.91              5.14             5.59
      60                60              5.37              5.87             6.16              5.37             5.72
      60                65              5.52              6.14             6.51              5.51             5.80

      65                60              5.52              6.14             6.51              5.51             6.10
      65                65              5.83              6.49             6.87              5.82             6.29
      65                70              6.04              6.84             7.34              6.00             6.41

      70                65              6.04              6.84             7.34              6.00             6.81
      70                70              6.49              7.35             7.87              6.44             7.08
      70                75              6.77              7.84             8.51              6.68             7.25

      75                70              6.77              7.84             8.51              6.68             7.81
      75                75              7.45              8.60             9.33              7.27             8.25
      75                80              7.86              9.28             10.20             7.57             8.49
-------------------------------------------------------------------------------------------------------------------------

                  * Net of any applicable premium tax deduction

EM-TDA-99(PB)